COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
15.	COMMITMENTS AND CONTINGENCIES

Employee Compensation Agreements—In the ordinary course of conducting its business, the Company enters into certain employee compensation agreements from time to time which commit the Company to severance obligations in the event an employee terminates employment with the Company. If applicable, these obligations are included in the accrued expenses lines of the condensed consolidated balance sheet.

Litigation—The Company is subject to claims and lawsuits that arise primarily in the ordinary course of business. Based on current knowledge and after consultation with counsel, the ultimate outcomes of currently threatened or pending legal matters and other contingent exposures are unlikely to be material to the consolidated financial condition after taking into account existing accruals.

Standby Letter of Credit—JPMorgan Chase Bank, N.A. issued an irrevocable standby letter of credit on behalf of the Company to the Internal Revenue Service (IRS) for $10,000,000 as security for payment of any tax which may become due and payable by Hagerty Re to the IRS. The terms of the letter of credit are automatically extended for a term of one year at a time. The Company’s subsidiary, Hagerty Re, has an obligation to renew this irrevocable letter of credit in connection with its election under Section 953(d) of the U.S. Internal Revenue Code to be taxed as a U.S. domestic corporation. No amounts have been drawn under the standby letter of credit. The standby letter of credit is valid until the election is terminated or the letter expires and was issued as a sublimit under the Company’s credit facility.

19.	COMMITMENTS AND CONTINGENCIES